                                      8-K
                                  EXHIBIT 99.8

________________________________________________________________________________




                            INTERCREDITOR AGREEMENT

                                     AMONG

                         TM/VIDEO INTERNATIONAL, INC.,

                                      AND

                          VIDEO JUKEBOX NETWORK, INC.,
                                  AS LENDERS,

                                      AND

                 VIDEO JUKEBOX NETWORK INTERNATIONAL, LIMITED,
                                  AS BORROWER



________________________________________________________________________________





                                 JUNE 30, 1995

                               TABLE OF CONTENTS

                                                                                                                       PAGE
                                                                                                                       ----
                                                        ARTICLE I

                                                       DEFINITIONS

         Section 1.1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2


                                                        ARTICLE II

                                                     DUTIES OF AGENT

         Section 2.1.     Appointment of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 2.2.     Lender's Non-reliance on the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 2.3.     Action on Lenders' Instructions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 2.4.     Specific Responsibilities of the Agent  . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 2.5.     Limitations on Agent's Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.6.     Powers of the Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 2.7.     Allocation of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 2.8.     Reimbursement of Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7


                                                       ARTICLE III

                                            ACKNOWLEDGEMENTS, REPRESENTATIONS
                                                AND WARRANTIES OF LENDERS

         Section 3.1.     Actions Affecting the Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         Section 3.2.     Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8


                                                        ARTICLE IV

                                             INDEMNIFICATION; SUCCESSOR AGENT

         Section 4.1.     Limitation on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.2.     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         Section 4.3.     Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9





                                      (i)

                                                        ARTICLE V

                                                      MISCELLANEOUS

         Section 5.1.     Payments by Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.2.     Collections Held In Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.3.     Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.4.     Marshaling: Payments Set Aside  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 5.5.     Other Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.6.     Preservation of Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.7.     Payment of Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.8.     Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.9.     Addresses for Notices, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 5.10.    Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.11.    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.12.    Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.13.    Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.14.    Counterparts; Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.15.    Complete Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.16.    Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.17.    No Third Party Beneficiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.18.    Jurisdiction; Service of Process  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 5.19.    Attorney's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13





                                      (ii)

                            INTERCREDITOR AGREEMENT


         THIS INTERCREDITOR AGREEMENT (this "Agreement"), dated as of June 30, 1995, among TM/VIDEO INTERNATIONAL, INC., a Delaware corporation ("Ticketmaster"), VIDEO JUKEBOX NETWORK, INC., a Florida corporation ("VJN," and together with Ticketmaster, the "Lenders") VIDEO JUKEBOX NETWORK INTERNATIONAL LIMITED (registration number 2643552), a company incorporated under the laws of England and Wales and whose registered office is at Imperial House, 11-13 Young Street, Kensington, London W8 ("Borrower"), and Atlantic American Capital Corp., a Florida corporation, as the agent (the "Agent").

                             W I T N E S S E T H :

         WHEREAS, concurrently herewith and in connection with the execution of this Agreement, Ticketmaster will make a $1.5 million loan (the "Ticketmaster Loan") to Borrower pursuant to that certain Secured Loan Agreement dated as of the date hereof, as evidenced by that certain Secured Promissory Note dated as of the date hereof (collectively, the "Ticketmaster Loan Documents");

         WHEREAS, Borrower's obligations with respect to the Ticketmaster Loan are secured by the assets of Borrower, as set forth more fully in that certain Debenture dated the date hereof (the "Ticketmaster Debenture");

         WHEREAS, concurrently herewith and in connection with the execution of this Agreement, VJN will make a $1.5 million loan (the "VJN Loan" and, collectively with the Ticketmaster Loan, the "Loans") to Borrower, pursuant to that certain Secured Loan Agreement dated as of the date hereof, as evidenced by that certain Secured Promissory Note dated as of the date hereof (the "VJN Loan Documents" and, collectively with the Ticketmaster Loan Documents, the "Loan Documents");

         WHEREAS, Borrower's obligations with respect to the VJN Loan are secured by the assets of Borrower, as set forth more fully in that certain Debenture dated the date hereof (the "VJN Debenture" and, collectively with the Ticketmaster Debenture, the "Debentures"); and

         WHEREAS, Ticketmaster and VJN desire to enter into this Agreement for the purpose of designating their rights and priorities under their respective Loan Documents and Debentures with respect to Borrower's assets;

         NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. DEFINITIONS. As used in this Agreement, the following terms and phrases shall have the following meanings:

                 "Affiliate" means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with the Borrower or either Lender, as the case may be. "Control" (including the terms "controlling," "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

                 "Collateral" means all assets of Borrower subject to the Debentures.

                 "Event of Default" means any event the occurrence of which constitutes an Event of Default as defined in the Ticketmaster Loan Documents and/or the VJN Loan Documents, as the case may be.

                 "Lien" means or refers to any lien, lease, claim, charge, pledge, mortgage, encumbrance, security interest, option, preferential arrangement, rights of first refusal, options, restriction on voting, transfer or other alienation of any kind, adverse interest, or the interest of a third party under any conditional sale agreement, capital lease or other title retention agreement and any other claims or restrictions of any nature whatsoever.

                 "Obligations" means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Lenders, whether direct or indirect, absolute or contingent, due or to be due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Agreement, the Loan Documents, the Debentures and any other documents made, delivered or given in connection herewith or therewith.

                 "Person" means an individual or any corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or agency or sub-division thereof) or other entity of any kind.

                 "Proportionate Share" means, with respect to either Lender on any specified date, a fraction the numerator of which shall be the outstanding principal, together with all outstanding accrued interest thereon, of such Lender's Loan and the denominator of which shall be the sum of the outstanding principal, together with all outstanding accrued interest thereon, of the Ticketmaster Loan and the VJN Loan.


                                   ARTICLE II

                                DUTIES OF AGENT

         SECTION 2.1. APPOINTMENT OF AGENT. Each Lender hereby appoints the Agent to act as its exclusive agent hereunder, and the Agent hereby agrees to act as each Lender's agent pursuant to the terms of this Agreement. The Agent shall have and may exercise such powers under this Agreement as are specifically delegated to the Agent by the terms hereof and no implied duties or obligations shall be read into this Agreement against the Agent. Each Lender hereby authorizes, consents to, and directs the Borrower, and the Borrower hereby agrees, to deal with the Agent as the true and lawful agent of such Lender to the extent set forth herein.

         SECTION 2.2. LENDER'S NON-RELIANCE ON THE AGENT. The Agent shall not be required to keep informed as to the Borrower's performance of or compliance with this Agreement, the Loan Documents or the Debentures or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide the Lenders with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the Agent's possession.

         SECTION 2.3.     ACTION ON LENDERS' INSTRUCTIONS.

                 (a) Notwithstanding anything contained herein to the contrary, the Agent shall be entitled to act or refrain from acting, and in all cases shall be fully protected in acting or refraining from acting, under this Agreement in accordance with instructions directed to it, in writing, from and executed by both Lenders (any such instructions, "Lenders Instructions") without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof; provided that under no circumstances shall the Agent have any duty or obligation to take any actions hereunder, even if instructed to do so by Lenders Instructions, if the Agent determines, in its reasonable judgment, that such actions could subject it to liability or expense for which satisfactory indemnity has not been provided hereunder or otherwise. If the Agent intends to refrain from taking any action based on its determination that such action could subject it to liability or expense for which satisfactory indemnity has not been provided, it will so notify the Lenders in a timely manner.

                 (b) If the Lenders, at any time or from time to time, are unable to reach agreement regarding whether to act or refrain from acting with respect to the Loan Documents and/or the Borrower, the Collateral or any portion thereof, then either Lender may deliver to the Agent a notice, in writing certified by an officer of such Lender, of the existence and nature of such impasse (an "Impasse Notice"). Upon receipt of an Impasse Notice, the Agent shall have the absolute right, at its election, to do the following:

                          (i) The Agent may file an action in interpleader requiring the Lenders to answer and litigate their several claims and rights among themselves and the Agent is authorized to deposit with the clerk of the court all documents, securities and funds held by it pursuant to this Agreement. In the event such action is filed, the Lenders, jointly and severally, agree to pay the Agent's charges, costs and expenses, including reasonable attorney's fees, that the Agent is required to expend or incur in such interpleader action, the amount therefor to be fixed and judgment therefor to be rendered by the court. Upon the filing of such action, the Agent shall be fully released and discharged from all obligations to further perform any duties or obligations otherwise imposed by the terms of this Agreement.

                          (ii) The Agent may submit such dispute to a representative of KPMG Peat Marwick who does not perform work for the account of either Lender (the "Arbiter"), who shall render an opinion regarding whether, if the Arbiter were a Lender under this Agreement, it would act or refrain from acting in the relevant circumstances. The results of the Arbiter shall be binding upon the Agent and the Lenders. All fees and expenses of the Arbiter shall be borne by the nonprevailing Lender or, in the event each Lender prevails on some of the issues in dispute, such fees and expenses shall be borne by both Lenders, jointly and severally.

         SECTION 2.4. SPECIFIC RESPONSIBILITIES OF THE AGENT. In addition to actions to be taken or omitted by the Agent pursuant to Lenders Instructions, the Agent shall:

                 (a) furnish to each Lender, promptly upon receipt or transmission thereof, duplicates of all reports, notices (including without limitation any Impasse Notice or notice of an Event of Default), requests, demands, certificates and other documents received or given by it under this Agreement unless any such document shall state thereon that it has previously been furnished directly to each Lender;

                 (b) accept, on behalf of the Lenders, any part of the Collateral delivered to the Agent (including, without limitation, any certificated securities, instruments and documents), and accept, on behalf of the Lenders, any new Collateral given as security for the Obligations, and execute and deliver, on behalf of the Lenders, such documents or instruments as it may consider necessary or appropriate to evidence the creation of or to maintain the perfection of any Lien with respect to such Collateral; provided, however, that the Agent shall not be required to prepare or exercise discretion or judgment with respect to, or determine the validity, enforceability or legal sufficiency of, any such documents or instruments;

                 (c) inform each Lender in writing of the occurrence of any Event of Default promptly upon learning of the same; provided, however, that the Agent shall not be deemed to have any knowledge whatsoever of any Event of Default unless it has actually received written notice thereof from either Lender or from the Borrower;

                 (d)      upon the receipt by it of Lenders Instructions:

                 (i) take action to protect and preserve the Collateral and realize on and foreclose upon the Collateral, including, without limitation, (A) appointing a receiver on behalf of either or both Lenders, exercising the power of sale or otherwise enforcing the security created by the Debentures (or either of them) on behalf of either or both of the Lenders, (B) initiating or defending any and all actions or proceedings which may be brought affecting the Collateral or any portion thereof, or (C) otherwise pursue any remedies available to either Lender or to the Agent in respect of any Collateral or any portion thereof, which actions may include, without limitation, initiating and conducting any public or private sale of personal property or any trustee sale or other sale conducted pursuant to a private power of sale or judicial foreclosure of any real property, negotiating or obtaining a deed in lieu of foreclosure, managing, selling or otherwise disposing of any portion of the Collateral acquired by it at a foreclosure sale whether public or private or by deed in lieu of foreclosure or pursuing any other actions or remedies relating to the Collateral or any portion thereof;

                 (ii) provide notice required by the Debentures to the Borrower or any other party entitled thereto, in order to take any actions required or authorized to be taken under this Agreement or under such Debenture or specified in Lenders Instructions;

                 (iii) receive proceeds of the Collateral subsequent to an Event of Default and foreclosure and apply such proceeds as specified in Section 2.7; and/or

                 (iv) release the Collateral or any portion thereof from any Liens thereon which were created pursuant to any Loan Document or Debenture.

         SECTION 2.5. LIMITATIONS ON AGENT'S RESPONSIBILITIES. Except as otherwise expressly provided herein or in Lenders Instructions, the Agent shall not have any duty or obligation, express or implied, to:

                 (a) manage, control, use, maintain, sell, dispose of, purchase, bid for or otherwise deal with the Collateral or any portion thereof, or to otherwise take or refrain from taking any such action under, or in connection, with this Agreement;

                 (b) register or file with the Companies House (pursuant to Section 395 of the Companies Act 1985) or other relevant law any debenture or any other document or any other instrument referred to herein or therein or with respect to any Lien;

                 (c) take any action which, in its sole judgment, relates to, materially affects or impairs the amounts which the Lenders may recover from disposition of the Collateral or any portion thereof, including without limitation, any election or waiver of remedies available with respect to the Collateral or the manner of foreclosure upon the same; any determination of the order and timing of foreclosure upon any portion of the Collateral or of the amount of any credit bid to be entered at any public or private, judicial or non-judicial sale of the Collateral or any portion thereof; the pursuit of any remedies against the Borrower following the completion of foreclosure upon the Collateral or any portion thereof; the compromise or settlement of any claims against the Borrower, including the conduct of any negotiations relating to the same or with a view toward the termination of any pending foreclosure proceedings;

                 (d) obtain or maintain insurance on the Collateral or any other insurance; or

                 (e) pay or discharge any tax, assessment or other governmental charge or any Lien of any kind owing with respect to, or assessed or levied against, any part of the Collateral.

         SECTION 2.6. POWERS OF THE AGENT. The Agent is hereby empowered and authorized to take all actions that the Agent believes, in the reasonable exercise of its sole and absolute discretion, necessary, appropriate, desirable or incidental to the Agent's performance of the specific responsibilities set forth in Section 2.4, including without limitation, the authority to employ such persons, firms or professionals as it shall deem appropriate or desirable in connection with the performance of its duties hereunder, including, without limitation, environmental consultants, real estate brokers, appraisers, auctioneers, stockbrokers, fiduciaries, investment bankers, accountants and attorneys. If in one or more instances the Agent takes any action or assumes any responsibility not specifically delegated to it pursuant to the provisions of this Agreement, neither the taking of such action nor the assumption of such responsibility shall be deemed to be an express or implied undertaking on the part of the Agent that it will take the same or similar action or assume the same or similar responsibility in any other instance.

         SECTION 2.7. ALLOCATION OF PAYMENTS.

                 (a) Regardless of whether either of the Loans or Debentures has been held by any court of law to be void, voidable, unenforceable or has been set aside as a result of the application of any provision of the Insolvency Act of 1986 or any analogous legislation dealing with insolvency matters, the Agent shall apply all payments it receives in respect of the Obligations, including without limitation any proceeds of Collateral, in the following order:

                 (i) first, to pay fees, reimbursements or indemnities then due to the Agent;

                 (ii) second, to pay the appropriate party which collected such proceeds an amount equal to all costs and expenses actually incurred by such party in the collection of such proceeds and only to the extent that such costs and expenses previously have not been reimbursed;

                 (iii) third, to pay interest and fees due with respect to the Obligations, which shall be paid to the Lenders ratably based upon their respective Proportionate Share;

                 (iv) fourth, to pay the outstanding principal balance of the Loans in accordance with each Lender's Proportionate Share; and

                 (v)  fifth, the balance, if any, to be paid to the Borrower.

                 (b) In the event that the Agent in good faith is in doubt as to what action it should take under this Section 2.7, the Agent shall be entitled to retain any funds or Collateral in its possession until the Agent shall have received (i) a final non-appealable order of a court of competent jurisdiction directing delivery of such funds or Collateral, (ii) a final decision of the Arbiter, or (iii) Lenders Instructions directing delivery of such funds or Collateral, in which event the Agent shall disburse such funds or Collateral in accordance with such Lenders Instructions. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Agent to the effect that said order is final and non-appealable. The Agent shall act on such court order and legal opinions, or on the decision of the Arbiter, without further question.

         SECTION 2.8. REIMBURSEMENT OF EXPENSES. Borrower shall, and to the extent that Borrower does not the Lenders, jointly and severally, shall reimburse the Agent, promptly upon presentation of reasonable supporting documentation therefor, for all direct and indirect costs, expenses and disbursements actually incurred or paid by the Agent in performing its obligations hereunder.

                                  ARTICLE III

                       ACKNOWLEDGEMENTS, REPRESENTATIONS
                           AND WARRANTIES OF LENDERS

         SECTION 3.1. ACTIONS AFFECTING THE COLLATERAL. Each Lender hereby acknowledges and agrees that:

                 (a) it shall have no right to take or initiate direct action (including, without limitation, enforcement actions following the occurrence of an Event of Default) respecting or against the Borrower or the Collateral, or any portion thereof, unless the Agent has expressly delegated such authority to such Lender, in writing (and the Agent has been authorized to take such action under the terms of this Agreement), or unless such action has been expressly authorized by Lenders Instructions; provided, however, that this provision shall not be deemed to prohibit either Lender from making any cash bid at any foreclosure sale to the same extent, in the same manner and with the same effect as any party who is not a Lender may do so;

                 (b) notwithstanding the generality of Section 3.1(a), it shall not, without the prior written consent of the other Lender, take any action, give any instructions, give its consent, make any request, require any action or otherwise take any action or exercise any right or power under or in respect of the Debenture to which it is a party;

                 (c) it shall have no right, on its own behalf without the prior written consent of the other Lender, to waive any Event of Default or any performance by the Borrower the nonperformance of which could constitute an Event of Default;

                 (d) as of the date hereof, neither it nor any of its Affiliates has any Lien, or any outstanding claims or rights that could result in a future Lien, against the Borrower or any of its assets, other than Liens created pursuant to the Loan Documents or the Debentures;

                 (e) it shall notify the Agent and the other Lender immediately after such Lender becomes aware of the occurrence of any Event of Default or of any event which, upon notice or lapse of time or both, would constitute an Event of Default;

                 (f) it shall be bound in all respects by any and all actions taken by the Agent pursuant to this Agreement in respect of the Collateral or any portion thereof so long as such actions are permitted or required by this Agreement or directed by the Lenders pursuant to Lenders Instructions, in accordance with the terms hereof;

                 (g) its Liens on the Collateral, whether imposed pursuant to the Loan Documents and the Debentures or otherwise and notwithstanding the order of perfection thereof, rank pari passu and equal in right of payment with the Liens of the other Lender; and

                 (h) without prejudice to Section 3.1(b), each of the Lenders hereby agrees that it shall not, without prior written consent of the other Lender, register or send any notice to register its rights under or in respect of the Debenture to which it is a party against any leasehold or freehold land at HM Land Registry in the United Kingdom.

         SECTION 3.2. AUTHORITY. Each Lender and the Agent hereby represents and warrants to all other parties hereto that:

                 (a) the execution, delivery and performance by it of this Agreement has been duly authorized by all necessary corporate action, will not violate any provision of law, governmental regulation, or any agreement or instrument to which it is a party or by which it is bound, and requires no governmental or other consent; and

                 (b) this Agreement is valid, binding and enforceable against it in accordance with its terms, except as enforceability may be limited by (i) reorganization, insolvency, liquidation, readjustment of debt, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, as such laws may be applied in the event of a reorganization, insolvency, liquidation, readjustment of debt or moratorium or similar proceeding applicable to financing institutions generally, and (ii) the availability of equitable remedies including specific performance to persons seeking to enforce this Agreement against the Lenders or the Agent.


                                   ARTICLE IV

                        INDEMNIFICATION; SUCCESSOR AGENT

         SECTION 4.1. LIMITATION ON LIABILITY. Neither the Agent nor any of the Agent's directors, officers, shareholders, partners, employees, agents, advisors or representatives (collectively, the "Agent Representatives") shall be liable for any action taken or omitted (whether or not such action taken or omitted is within or without the Agent's responsibilities and duties expressly set forth in this Agreement) under or in connection with this Agreement, except for gross negligence or willful misconduct of the Agent. Any action taken or omitted by Agent pursuant to and in substantial compliance with the directions of any Lenders Instructions or the decision of a court or the Arbiter pursuant to Section 2.3(b) shall be deemed, for purposes of this Agreement, not to constitute gross negligence or willful misconduct on the part of the Agent.

         SECTION 4.2. INDEMNIFICATION. Borrower shall, and to the extent that Borrower does not the Lenders, jointly and severally, shall indemnify and save harmless the Agent and any of the Agent Representatives from and against any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent or any of the Agent Representatives (including without limitation any interpleader action filed by the Agent pursuant to Section 2.3(b)), other than as a consequence of actual gross negligence or willful misconduct on the part of the Agent, arising out of or in connection with this Agreement, including without limitation the costs, expenses and disbursements in connection with defending itself against any claim or liability, or answering any subpoena, related to the exercise or performance of any of its powers or duties under this Agreement or the taking or refraining from taking of any action under or in connection with this Agreement.

         SECTION 4.3. SUCCESSOR AGENT. The Agent may resign at any time by giving 30 days' written notice thereof to the Lenders. Upon any such resignation, the Lenders shall have the right to jointly appoint a successor Agent. If no successor Agent shall have been appointed by the Lenders and accepted such appointment within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, but shall not be required to, appoint a successor Agent on behalf of the Lenders.


                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1. PAYMENTS BY BORROWER. Borrower shall not make any payment in respect of the Obligations to either Lender without simultaneously making a payment in the same amount to the other Lender. Upon and following receipt of notification by the Agent of an Event of Default, Borrower shall make all payments in respect of the Obligations solely to the Agent, which in turn shall disburse such amounts to the Lenders in accordance with the provisions of this Agreement.

         SECTION 5.2.     COLLECTIONS HELD IN TRUST.

                 (a) If either Lender receives any amount hereunder or under the Loan Documents or the Debentures (whether by voluntary payment, by realization upon security, by the exercise of a Lien, by counterclaim or cross action, by the enforcement of any right under the Debentures, or otherwise) which is applicable to the payment of the Obligations and which, with respect to the related sum or sums received by the other Lender, is a greater amount than such Lender's pro rata portion (based on such Lender's Proportionate Share) of related amounts then due to the other Lender immediately prior to such receipt, then the Lender receiving such disproportionate payment shall promptly notify the Agent of such disproportionate payment and shall remit to the Agent such amount as shall result in each Lender receiving its pro rata portion (based on each

Lender's Proportionate Share) of all such amounts. As soon as practicable following receipt, the Agent shall disburse any such amounts to the non-remitting Lender.

                 (b) Any and all amounts actually received by the Agent in connection with the enforcement of this Agreement, the Loan Documents or the Debentures shall be disbursed as soon as practicable by the Agent and, until so disbursed, shall be deemed held in trust by the Agent for the party or parties entitled thereto.

         SECTION 5.3. REMEDIES CUMULATIVE. No right or remedy conferred upon or reserved to any party hereto is intended to be exclusive and every such right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or under the Loan Documents or Debentures or now or hereafter existing under any applicable law. Every right and remedy given by this Agreement, the Loan Documents, the Debentures or by applicable law to the Agent or either Lender may be exercised from time to time and as often as may be deemed expedient by the Lenders, jointly, or the Agent on behalf of the Lenders.

         SECTION 5.4. MARSHALING: PAYMENTS SET ASIDE. Neither the Agent nor either Lender shall be under any obligation to marshall any assets in favor of the Borrower, its Affiliates or any other Person or against or in payment of all or any portion of the Obligations, except as may be expressly provided herein. To the extent that the Borrower makes a payment or payments to the Agent or either Lender, or any such party receives payment from the proceeds of the Collateral, and such payment or payments or the proceeds of such enforcement or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or other Person, including without limitation the Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations originally intended to be satisfied, and all Liens, right and remedies therefor, shall be reinstated and continued in full force and effect as if such payment had not been made or such enforcement had not occurred.

         SECTION 5.5. OTHER INDEBTEDNESS. Borrower hereby acknowledges to each Lender, and each Lender hereby acknowledges to the other Lender, that Borrower owes no indebtedness of any kind to either Lender, other than the indebtedness of Borrower evidenced by the Loan Documents.

         SECTION 5.6. PRESERVATION OF RIGHTS. No delay or omission of the Lenders or the Agent to exercise any right under this Agreement, the Loan Documents or the Debentures shall impair such right or be construed to be a waiver of any Event of Default or any acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of this Agreement, the Loan Documents or the Debentures whatsoever shall be valid unless in writing signed by both Lenders, and then only to the extent specifically set forth in such writing. All remedies contained in this Agreement, the Loan Documents or the Debentures or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until payment in full of the Obligations.

         SECTION 5.7. PAYMENT OF CHARGE. The Agent shall have the right (but shall not be obligated), upon receipt of Lenders Instructions, to pay on behalf of the Borrower, those expenditures (including, without limitation, the payment of taxes, insurance premiums and other charges of any governmental authority) that the Borrower is obligated to pay pursuant to the provisions of this Agreement, the Loan Documents or the Debentures but has failed to so pay, which such failure has given rise to an Event of Default. Borrower hereby irrevocably authorizes the Agent to make such expenditures (in the Agent's sole discretion) following and during the continuation of such Event of Default. Borrower shall, and to the extent that Borrower does not the Lenders, jointly and severally, shall reimburse the Agent upon request for all expenditures of Borrower actually paid by the Agent under this Section 5.5.

         SECTION 5.8. AMENDMENTS, ETC. No amendment, waiver, modification, supplementation or termination of any term or provision of this Agreement nor any consent to any departure therefrom by any party hereto shall in any event be effective unless the same shall be in writing and signed by all parties hereto and then (if in respect of a waiver or consent) only in the specific instance and for the specific purpose for which given.

         SECTION 5.9. ADDRESSES FOR NOTICES, ETC. All notices, requests, demands, directions and other communications provided for hereunder shall be in writing unless otherwise explicitly provided in this Agreement and shall be deemed to have been given and received (a) when sent, if by telegram, telex, facsimile transmission or personal delivery (if, in the case of facsimile transmissions, with written confirmation of receipt), (b) on the third business day after sending, if sent by reputable international courier or expedited service, (c) seven days after being mailed by registered or certified international or air mail, and addressed to either Lender or Borrower at the address shown below its signature hereto, or at such other address as it may, by written notice received by other parties to this Agreement, have designated as its address for such purpose.

         SECTION 5.10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.11. GOVERNING LAW. This Agreement shall be a contract made under and governed by the internal laws of the State of Delaware, without regard to conflict of laws principles.

         SECTION 5.12. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 5.13. HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         SECTION 5.14. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

         SECTION 5.15. COMPLETE AGREEMENT. This Agreement, the Loan Documents, the Debentures and the other documents and agreements expressly referred to herein and therein, collectively embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         SECTION 5.16. ASSIGNMENTS. This Agreement is personal to the parties hereto and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties hereto.

         SECTION 5.17. NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement, express or implied, is intended to or shall confer any rights, remedies, obligations or liabilities, legal or equitable on any person or entity other than the parties hereto and their respective successors and assigns.

         SECTION 5.18. JURISDICTION; SERVICE OF PROCESS. All parties hereby submit to the nonexclusive jurisdiction of the federal or state courts sitting in Wilmington, Delaware for all purposes of or in connection with this Agreement; provided that nothing in this Agreement shall affect the Agent's right to bring any action or proceeding against either or both Lenders in the courts of any other jurisdiction. Each party hereto hereby consents to process being served in any suit, action or proceeding of the nature referred to above either (a) by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its address shown below its signature hereto or (b) by serving a copy thereof upon such party's authorized agent for service of process (to the extent permitted by applicable law, regardless whether the appointment of such agent for service of process for any reason shall prove to be ineffective or such agent for service of process shall accept or acknowledge such service); provided that, to the extent lawful and practicable, written notice of said service upon said agent shall be mailed by registered or certified mail, postage prepaid, return receipt requested, to the applicable party at its address shown below its signature hereto. Each party hereto agrees that service made in accordance with this Section 5.18, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and
(ii) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein shall affect any party's right to serve process in any other manner permitted by law, or limit the Agent's right to bring proceedings against either or both Lenders in the courts of any other jurisdiction.

         EACH OF TICKETMASTER AND VJN HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         SECTION 5.19. ATTORNEY'S FEES. If any legal action, including an action for declaratory relief, is brought to enforce any provision of this Agreement, the prevailing party or parties, as the case may be, shall be entitled to recover his, its or their respective reasonable attorneys' fees and court costs from the nonprevailing party or parties, as the case may be. These fees, which may be set by the court in the same action or in a separate action brought for that purpose, are in addition to any other relief to which any prevailing party may be entitled.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      VIDEO JUKEBOX NETWORK INTERNATIONAL,
                                      LIMITED, a company incorporated
                                      under the laws of England and Wales



                                      By: /s/ Vincent Monsey
                                         --------------------------------------
                                      Name: Vincent Monsey
                                      Title: Managing Director

                                      Imperial House
                                      11-13 Young Street
                                      Kensington, London W8 5EH
                                      Attention:  Managing Director

                                      TM/VIDEO INTERNATIONAL, INC., a
                                      Delaware corporation




                                      By: /s/ Norman J. Gantz
                                          -------------------------------------
                                      Name: Norman J. Gantz
                                      Title: Secretary

                                      3701 Wilshire Blvd.
                                      Suite 700
                                      Los Angeles, California  90010
                                      Attention: President and Chief Financial
                                                 Officer



                                      VIDEO JUKEBOX NETWORK, INC., a Florida
                                      corporation




                                      By: /s/ Alan McGlade
                                          -------------------------------------
                                      Name: Alan McGlade
                                      Title: President

                                      1221 Collins Avenue
                                      Miami Beach, Florida 33139
                                      Attention:  Chief Financial Officer

                                      Atlantic American Capital Corp., a Florida corporation





                                      By: /s/ David Burns
                                          -------------------------------------
                                      Name: David Burns
                                      Title: Secretary

                                      Address: